Time charter revenues and net investment in direct financing lease	12 Months Ended
Dec. 31, 2016
Capital Leases, Net Investment in Direct Financing Leases [Abstract]
Leases of Lessor Disclosure [Text Block]
6. Time charter revenues and net investment in direct financing lease

As of December 31, 2016, the minimum contractual future revenues to be received under the time charters for the PGN FSRU Lampung and the Höegh Gallant during the next five years and thereafter are as follows:

(in thousands of U.S. dollars)	Total
2017	$88,748
2018	88,748
2019	88,748
2020	55,670
2021	39,131
Thereafter	502,348
Total	$863,393

The long-term time charter for the PGN FSRU Lampung with PGN LNG has an initial term of 20 years from the acceptance date of October 30, 2014 and the contract expires in 2034. The time charter hire payments began July 21, 2014 when the project was ready to begin commissioning. The lease element of the time charter is accounted for as a direct financing lease. The minimum contractual future revenues in the table above include the fixed payments for the lease and services elements for the initial term but exclude the variable fees from the charterer for vessel operating expenses and reimbursement of tax expenses. The charterer has an option to purchase the PGN FSRU Lampung, which can be exercised after the third anniversary of the commencement of the charter until the twentieth anniversary, at stated prices in the time charter. The minimum contractual future revenues do not include the option price. The time charter also provides options for the charterer to extend the lease term for two five year periods. Unexercised option periods are excluded from the minimum contractual future revenues.

The long-term time charter for the Höegh Gallant with EgyptCo, a subsidiary of Höegh LNG, has an initial term of five years from April 2015 and the contract expires in 2020. The lease element of the time charter is accounted for as an operating lease. The minimum contractual future revenues in the table above include the fixed payments for the lease element and the services element which also covers the vessel operating expenses and taxes. Pursuant to an option agreement, the Partnership has the right to cause Höegh LNG to charter the Höegh Gallant from the expiration or termination of the EgyptCo charter until July 2025 at a rate equal to 90% of the rate payable pursuant to the current charter with EgyptCo, plus any incremental taxes or operating expenses as a result of the new charter. Unexercised option periods are excluded from the minimum contractual future revenues.

The lease element of time charter hire for the PGN FSRU Lampung is recognized over the lease term using the effective interest rate method and is included in time charter revenues. The direct financing lease is reflected on the consolidated balance sheets as net investment in direct financing lease, a receivable, as follows:

	As of
	December 31,
(in thousands of U.S. dollars)	2016	2015
Minimum lease payments	$589,074	$589,074
Unguaranteed residual value	146,000	146,000
Unearned income	(440,606)	(440,606)
Initial direct cost, net	3,095	3,095
Net investment in direct financing lease	297,563	297,563
Principal repayment and amortization	(7,452)	(4,260)
Net investment in direct financing lease at December 31	290,111	293,303
Less: Current portion	(3,485)	(3,192)
Long term net investment in direct financing lease	$286,626	$290,111

There was no allowance for doubtful accounts as of December 31, 2016 and 2015.